Exhibit (d)(1)

FS INVESTMENT CORPORATION
A Business Development Company

COMMON STOCK

FS Investment Corporation

ZQ9999999

FORMED UNDER THE LAWS OF THE STATE OF MARYLAND

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CUSIP 302635107

SEE REVERSE SIDE FOR IMPORTANT NOTICE AND OTHER INFORMATION

THIS IS TO CERTIFY THAT

SHAREOWNER REG LINE 1
SHAREOWNER REG LINE 2
SHAREOWNER REG LINE 3
SHAREOWNER REG LINE 4
SHAREOWNER REG LINE 5
SHAREOWNER REG LINE 6
SHAREOWNER REG LINE 7

SPECIMEN

is the owner of

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FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $0.001 PAR VALUE PER SHARE, OF FS Investment Corporation

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar. Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

CHIEF EXECUTIVE OFFICER

SECRETARY

COUNTERSIGNED AND REGISTERED
DST SYSTEMS INC.
TRANSFER AGENT AND REGISTRAR

AUTHORIZED SIGNATURE

FS Investment Corporation

THE CORPORATION WILL FURNISH TO ANY STOCKHOLDER ON REQUEST AND WITHOUT CHARGE A FULL STATEMENT OF THE DESIGNATIONS AND ANY PREFERENCES, CONVERSION AND OTHER RIGHTS, VOTING POWERS, RESTRICTIONS, LIMITATIONS AS TO DIVIDENDS, QUALIFICATIONS, AND TERMS AND CONDITIONS OF REDEMPTION OF THE STOCK OF EACH CLASS AND OF EACH SERIES OF A CLASS WHICH THE CORPORATION IS AUTHORIZED TO ISSUE, TO THE EXTENT THEY HAVE BEEN SET, AND OF THE AUTHORITY OF THE BOARD OF DIRECTORS TO SET THE RELATIVE RIGHTS AND PREFERENCES OF A PREFERRED CLASS OF STOCK AND OF ANY SERIES OF SUCH CLASS. SUCH REQUEST MAY BE MADE TO THE SECRETARY OF THE CORPORATION.

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	-	as tenants in common

TEN ENT	-	as tenants by the entireties

JT TEN	-	as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT -		Custodian
	(Cust)		(Minor)
under Uniform Gifts to Minors

Act
(State)

Additional abbreviations may also be used though not in the above list.

For value received,                      hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE)

Shares

of the shares of common stock represented by the within Certificate, and do(es) hereby irrevocably constitute and appoint.

Attorney

to transfer the said shares on the books of the within named Corporation with full power of substitution in the premises.

Dated

NOTICE:	THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO RULE 17Ad-15 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.